Exhibit 10.5.2


               AMENDMENT TO THE 1984 UNION CARBIDE
                   CASH BONUS DEFERRAL PROGRAM


     The 1984 Union Carbide Cash Bonus Deferral Program (the
"Plan") is hereby amended as follows:

     1.     The following paragraph is to be added to Section
8 of the Plan:

     "8.10. At any time prior to the Date of Deferral for a Service Year under the Program, the Committee shall have the right in its sole discretion to determine that no bonus awards for that Service Year shall be deferred in payment, and such determination shall be applicable to all Eligible Employees designated by the Committee whether or not such Eligible Employees have theretofore elected to defer payment of any part of all of any bonus award for that Service Year."

     2. The amendment contained herein shall be effective as of January 1, 1986.

                              UNION CARBIDE CORPORATION


                              By:/s/ R.V. Welty
                                 Vice President


ATTEST:/s/ J. Macdonald
       ASSISTANT SECRETARY